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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A-1

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 12, 2008

INDEPENDENCE LEAD MINES COMPANY
(Exact Name of Registrant as Specified in its Charter)

Arizona	001- 316	82-0131980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P O BOX 717 WALLACE, IDAHO	83873
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (208) 753-2525

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873 (3-05) Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

This Form 8-K/A amends the Current Reports on Form 8-K filed by Independence Lead Mines Company with the Securities and Exchange Commission on February 13, 2008 and February 21, 2008 (the “Original 8-Ks”) to add a check to the box on the cover page indicating that the Original 8-Ks constituted written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425), and to add the legends set forth below, each of which were inadvertently omitted from the Original 8-Ks. No other amendments are being made to the Original 8-Ks.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

IMPORTANT INFORMATION: In connection with the proposed offer to the stockholders of Independence Lead Mines Company, Hecla Mining Company expects to file an amended registration statement on Form S-4 containing a proxy statement/prospectus and related materials with the Securities and Exchange Commission. Hecla Mining Company’s’ registration statement (the “Registration Statement”) was originally filed on Form S-4 (Registration Statement no. 333-130682) with the Securities and Exchange Commission (the “SEC”) on December 23, 2005, the related prospectus filed with the SEC on January 25, 2006, and Post-Effective Amendment No. 1 to the Registration Statement filed with the SEC on December 7, 2006.

 INVESTORS AND SECURITY HOLDERS OF INDEPENDENCE LEAD MINES COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE OFFER AND INDEPENDENCE LEAD MINES COMPANY AND HECLA MINING COMPANY. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant materials (when they become available) and other documents filed by Independence Lead Mines Company and Hecla Mining Company with the Commission at the Commission’s web site, www.sec.gov. Copies of the proxy statement/prospectus and other relevant documents (when they become available) may also be obtained without charge from Hecla Mining Company or Independence Lead Mines Company. Requests to the Company should be made in writing to Independence Lead Mines Company, Attn. Secretary, 510 Cedar St.,Wallace, Idaho 83873. Requests to Hecla Mining Company should be made in writing to Hecla Mining Company, Investor Relations, 6500 North Mineral Drive Suite 200, Coeur D'Alene, Idaho 83815-9408. After the proxy statement/prospectus and any other related documents have been filed, you may obtain those documents free of charge at the website maintained by the SEC at http://www.sec.gov or from the Company or Hecla.

Independence and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Independence with respect to the transactions contemplated by the Asset Purchase Agreement. Information regarding Independence’s directors and executive officers is included in Independence’s Amended Annual Report on Form 10-KSB/A-1 for its 2006 fiscal year, which was filed with the SEC on January 7, 2008. Additional information regarding Independence will be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Release, dated February 13, 2008.

SIGNATURES

FORM 8-K

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE LEAD MINES COMPANY

By: /s/ Bernard C. Lannen
President and Chief Administrative Officer
Date: March 11, 2008